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                                                                      Exhibit 21

                           SUBSIDIARIES OF THE COMPANY

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
                                                                                    STATE OF
CORPORATION NAME                                                                    INCORPORATION
----------------                                                                    -------------
3401 Austin Beverage Corporation                                                    Texas
Albany Hotel Inc.                                                                   Florida
Apico Hills Inc.                                                                    Penna.
Apico Inn of Greentree Inc.                                                         Penna.
Apico Inns of Penna. Inc.                                                           Penna.
Apico Inns of Pittsburgh Inc.                                                       Penna.
Apico Management Corp.                                                              Penna.
Baltimore Enterprises of Florida Inc.                                               Florida
Bloomington Motel Ent. Inc.                                                         Indiana
Bloomington Restaurant Inns Inc.                                                    Indiana
Brecksville Hospitality, Inc.                                                       Ohio
Bridgeport Motel Ent. Inc.                                                          Conn.
Brunswick Motel Ent. Inc.                                                           Georgia
Dothan Hospitality 3053, Inc.                                                       Alabama
Dothan Hospitality 3053, Inc.                                                       Delaware
Dothan Hospitality 3071, Inc.                                                       Delaware
Dothan Hospitality 3071, Inc.                                                       Alabama
Fayetteville Motel Ent. Inc.                                                        N. Carolina
Fleet Beverage Corp.                                                                Texas
Fourth Street Hospitality, Inc.                                                     Iowa
Ft Laud Motel Associates Inc.                                                       Florida
Ft Wayne Motel Ent. Inc.                                                            Indiana
Gadsden Hospitality, Inc.                                                           Alabama
Gadsden Hospitality, Inc.                                                           Delaware
Groupers And Company Seafood Restaurant                                             S. Carolina
Harrisburg Motel Ent. Inc.                                                          Penna.
Heartlands Garden Grille, Inc.                                                      Kansas
Hilton Head Motel Ent. Inc.                                                         S. Carolina
Island Motel Ent. Inc.                                                              Georgia
KDS Corporation                                                                     Nevada
Kinser Motel Ent. Inc.                                                              Indiana
Main Avenue Beverage Corporation                                                    Texas
Marketing Design Force Inc.                                                         Florida
McKnight Motel Inc.                                                                 Penna.
Minneapolis Motel Ent. Inc.                                                         Minn.
Moon Airport Motel Inc.                                                             Penna.
New Orleans Airport Motel Ent. Inc.                                                 Florida
N.H. Motel Ent. Inc.                                                                Michigan

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
Palm Beach Motel Ent. Inc.                                                          Florida
Penmoco Inc.                                                                        Michigan
Raleigh Motel Ent. Inc.                                                             N. Carolina
Raleigh-Downtown Ent. Inc.                                                          N. Carolina
Royce Holding Corp                                                                  Delaware
Royce Hotel Corporation                                                             Delaware
Royce Management Corp.                                                              Florida
Royce Management Corp. of Ga.                                                       Georgia
Royce Management Corp. of Oxford Falls                                              Penna.
Second Fayettville Motel Ent. Inc.                                                  N. Carolina
Second Palm Beach Motel Ent. Inc.                                                   Florida
Servico Acquisition Corp.                                                           Florida
Servico Austin, Inc.                                                                Texas
Servico Cedar Rapids, Inc.                                                          Iowa
Servico Colesville, Inc.                                                            Maryland
Servico Columbia, Inc.                                                              Maryland
Servico Columbia II, Inc.                                                           Maryland
Servico Columbus Inc.                                                               Florida
Servico Concord, Inc.                                                               California
Servico Council Bluffs, Inc.                                                        Iowa
Servico East Washington, Inc.                                                       Florida
Servico Flagstaff, Inc.                                                             Arizona
Servico Fort Wayne II Inc.                                                          Florida
Servico Fort Wayne Inc.                                                             Florida
Servico Frisco, Inc.                                                                Colorado
Servico Ft. Pierce, Inc.                                                            Delaware
Servico Ft. Worth, Inc.                                                             Texas
Servico Grand Island, Inc.                                                          New York
Servico Hilton Head, Inc.                                                           S. Carolina
Servico Hospitality Inc.                                                            Florida
Servico Hotels I Inc.                                                               Florida
Servico Hotels II Inc.                                                              Florida
Servico Hotels III Inc.                                                             Florida
Servico Hotels IV Inc.                                                              Florida
Servico Houston, Inc.                                                               Texas
Servico Jamestown, Inc.                                                             New York
Servico Lansing, Inc.                                                               Michigan
Servico Lawrence, Inc.                                                              Kansas
Servico Lawrence II, Inc.                                                           Kansas
Servico Management Corp.                                                            Florida
Servico Management Corp. (Texas)                                                    Texas
Servico Manhattan, Inc.                                                             Kansas
Servico Manhattan II, Inc.                                                          Kansas
Servico Market Center, Inc.                                                         Texas
Servico Maryland, Inc.                                                              Maryland
Servico Melbourne Inc.                                                              Florida
Servico Metairie, Inc.                                                              Louisiana
Servico Niagara Falls, Inc.                                                         New York
Servico New York, Inc.                                                              New York

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
Servico Northwoods Inc.                                                             Florida
Servico Omaha Central, Inc.                                                         Nebraska
Servico Omaha, Inc.                                                                 Nebraska
Servico Operations Corporation                                                      Florida
Servico Pensacola, Inc.                                                             Delaware
Servico Pensacola 7200, Inc.                                                        Delaware
Servico Pensacola 7330, Inc.                                                        Delaware
Servico Rolling Meadows, Inc.                                                       Illinois
Servico Roseville, Inc.                                                             Minnesota
Servico Saginaw, Inc.                                                               Michigan
Servico Silver Spring Inc.                                                          Florida
Servico Summerville, Inc.                                                           S. Carolina
Servico Tucson, Inc.                                                                Arizona
Servico West Des Moines, Inc.                                                       Iowa
Servico West Palm Beach, Inc.                                                       Florida
Servico Wichita, Inc.                                                               Kansas
Servico Windsor, Inc.                                                               Florida
Servico Windsor II, Inc.                                                            Florida
Servico Winter Haven, Inc.                                                          Florida
Servico Worcester, Inc.                                                             Florida
Sharon Motel Ent. Inc.                                                              Penna.
SHC Of Delaware Inc.                                                                Delaware
Sheffield Motel Ent. Inc.                                                           Alabama
SMC Management Corp. of Ft Wayne                                                    Indiana
SMC Management Corp. of Indianapolis                                                Indiana
Southfield Hospitality Inc.                                                         Michigan
Southfield Hotel Ent. Inc.                                                          Michigan
So. Carolina Interstate Motel Ent. Inc.                                             S. Carolina
Stevens Creek Hospitality, Inc.                                                     Georgia
Washington Motel Ent. Inc.                                                          Penna.
Wilpen Inc.                                                                         Penna.

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